                             JDN REALTY CORPORATION

                            ARTICLES OF RESTATEMENT


THIS IS TO CERTIFY THAT:

                 FIRST: JDN Realty Corporation, a Maryland corporation (the "Corporation"), desires to restate its Charter as currently in effect.

                 SECOND: The following provisions are all the provisions of the Charter currently in effect:


                                   ARTICLE I
                                      NAME

       The name of this corporation shall be JDN Realty Corporation (the
                                "Corporation").


                                   ARTICLE II
                                  INCORPORATOR

                 The undersigned, J. Donald Nichols, whose address is 3340 Peachtree Road, Suite 1530, Atlanta, Georgia 30326, being 18 years of age or older, hereby forms a corporation under the general laws of the State of Maryland.


                                  ARTICLE III
                                    PURPOSES

                 The purpose for which the Corporation is formed is to engage in the ownership of real property and any and all other lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereinafter in force.


                                   ARTICLE IV
                                PRINCIPAL OFFICE

                 The address of the principal office of the Corporation in the State of Maryland is CSC-Lawyers Incorporating Service Company, 11 East Chase Street, Baltimore, Maryland 21202.





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                                   ARTICLE V
                                 RESIDENT AGENT

                 The name of the resident agent of the Corporation in the State of Maryland is CSC-Lawyers Incorporating Service Company, and the address of such resident agent is 11 East Chase Street, Baltimore, Maryland 21202.


                                   ARTICLE VI
                                 CAPITAL STOCK

                 The Corporation shall have authority, acting by its Board of Directors, to issue not more than one hundred seventy million (170,000,000) shares, with an aggregate par value of $1,700,000, divided into classes as follows:

                 (a) One hundred fifty million (150,000,000) shares shall be shares of common stock, each with a par value of one cent ($.01) ("Common Stock"). All shares of Common Stock shall be one and the same class and when issued shall have equal rights of participation in dividends and assets of the Corporation and shall be non-assessable. Each outstanding share of Common Stock shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

                 (b) Twenty million (20,000,000) shares shall be shares of preferred stock, each with a par value of one cent ($.01) ("Preferred Stock").

                 (i) The Board of Directors is hereby authorized to issue the Preferred Stock from time to time in one or more series, which Preferred Stock shall be preferred to the Common Stock as to dividends and distribution of assets of the Corporation on dissolution, as hereinafter provided, and shall have such distinctive designations as may be stated in the resolution providing for the issue of such stock adopted by the Board of Directors. In such resolution providing for the issuance of shares of each particular series, the Board of Directors is hereby expressly authorized and empowered to fix the number of shares constituting such series and to fix the relative rights and preferences of the shares of the series so established to the full extent allowable by law except insofar as such rights and preferences are fixed herein. Such authorization in the Board of Directors shall expressly include the authority to fix and determine the relative rights and preferences of such shares in the following respects:

                 (A)      The rate of dividend;

                 (B) Whether shares can be redeemed or called and, if so, the redemption or call price and terms and conditions of redemption or call;

                 (C) The amount payable upon shares in the event of voluntary and involuntary liquidation;





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                 (D)      The purchase, retirement or sinking fund provisions,
if any, for the call, redemption or purchase of shares;

                 (E) The terms and conditions, if any, on which shares may be converted into Common Stock or any other securities;

                 (F) Whether or not shares have voting rights, and the extent of such voting rights, if any, including the number of votes per share; and

                 (G) Whether or not shares shall be cumulative, non-cumulative or partially cumulative as to dividends and the dates from which any cumulative dividends are to accumulate.

                 All shares of the Preferred Stock shall be of equal rank and shall be identical, except in respect to the particulars that may be fixed by the Board of Directors as hereinabove provided in this paragraph and which may vary among the series. Different series of the Preferred Stock shall not be construed to constitute different classes of stock for the purpose of voting by classes, except when such voting by classes is expressly required by law.

                 (ii) The holders of Preferred Stock are entitled to receive, when and as declared by the Board of Directors, but only from funds legally available for the payment of dividends, cash dividends at the annual rate for each particular series as theretofore fixed and determined by the Board of Directors as hereinbefore authorized, and no more; such dividends to be payable before any dividend on Common Stock shall be paid or set apart for payment. Arrearages in the payment of dividends shall not bear interest.

                 (iii) In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of each series of Preferred Stock shall be entitled to receive, out of the net assets of the Corporation, an amount in cash for each share equal to the amount fixed and determined by the Board of Directors in any resolution providing for the issue of any particular series of Preferred Stock, plus an amount equal to any dividends payable to such holder which are then unpaid, either under the provisions of the resolution of the Board of Directors providing for the issue of such series of Preferred Stock or by declaration of the Board of Directors, on each such share up to the date fixed for distribution, and no more, before any distribution shall be made to the holders of Common Stock. Neither the merger or consolidation of the Corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a dissolution, liquidation or winding up of the affairs of the Corporation.


                                  ARTICLE VII
                                   DIRECTORS

                 The current number of Directors is six and their names are:
J. Donald Nichols; Elizabeth L. Nichols; Haywood D. Cochrane, Jr.; Craig Macnab; William B. Greene; and Robert P. Corker, Jr.





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                                  ARTICLE VIII
                 LIMITATION ON PERSONAL LIABILITY OF DIRECTORS
                         AND OFFICERS; INDEMNIFICATION

                 SECTION 8.1. A director or officer of the Corporation shall not be personally liable to the Corporation or its shareholders for money damages unless: (a) it is proved that the director or officer actually received an improper benefit or profit in money, property or services, for the amount of such benefit or profit in money, property or services actually received; or (b) a judgment or other final adjudication adverse to the director or officer is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

                 If the law of the State of Maryland is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors or officers or expanding such liability, then the liability of directors or officers to the Corporation or its shareholders shall be limited or eliminated to the fullest extent permitted by law of the State of Maryland as so amended from time to time.

                 SECTION 8.2. The Corporation shall indemnify, and upon request shall advance expenses to, in the manner and to the fullest extent permitted by law, any officer or director (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (an "indemnitee"). The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan against any liability which may be asserted against such person. To the fullest extent permitted by law, the indemnification and advances provided for herein shall include expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses (including attorneys' fees), judgments, fines and amounts paid in settlement to the fullest extent permitted by law, both as to action in his official capacity and as to action in another capacity while holding such office.

                 Notwithstanding the foregoing, the Corporation shall not indemnify any such indemnitee: (a) in any proceeding by or in the right of the Corporation against such indemnitee wherein the indemnitee shall have been adjudged to be liable to the Corporation; or (b) in any proceeding charging improper personal benefit to the indemnitee, whether or not involving action in the indemnitee's official capacity, in which the indemnitee was adjudged to be liable on the





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basis that personal benefit was improperly received; or (c) it is established that (i) the act or omission of the indemnitee was material to the matter giving rise to the proceeding and the act or omission was committed in bad faith or was the result of active and deliberate dishonesty, or (ii) the indemnitee actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal proceeding, the indemnitee had reasonable cause to believe the act or omission was unlawful.

                 The rights to indemnification and advancement of expenses set forth in this Section 8.2 are intended to be greater than those which are otherwise provided for in the General Corporation Law of the State of Maryland, are contractual between the Corporation and the person being indemnified, his heirs, executors and administrators, and, with respect to this Section 8.2, are mandatory, notwithstanding a person's failure to meet the standard of conduct required for permissive indemnification under the General Corporation Law of the State of Maryland, as amended from time to time. The rights to indemnification and advancement of expenses set forth in this Section 8.2 above are nonexclusive of other similar rights which may be granted by law, these Articles, the Bylaws, a resolution of the Board of Directors or shareholders or an agreement with the Corporation, which means of indemnification and advancement of expenses are hereby specifically authorized.

                 SECTION 8.3. Any repeal or modification of the provisions of this Article VIII, either directly or by the adoption of an inconsistent provision of these Articles, shall be prospective only and shall not adversely affect any right or protection set forth herein existing in favor of a particular individual at the time of such repeal or modification. In addition, if an amendment to the General Corporation Law of the State of Maryland limits or restricts in any way the indemnification rights permitted by law as of the date hereof, such amendment shall apply only to the extent mandated by law and only to activities of persons subject to indemnification under this Article VIII which occur subsequent to the effective date of such amendment.

                                   ARTICLE IX
                              REMOVAL OF DIRECTORS

                 Any director of the Corporation may be removed only for cause
(a) by the vote of holders of seventy-five percent (75%) of the shares of the Corporation entitled to vote; or (b) by the unanimous vote of all of the other members of the Board of Directors. Cause shall mean the director's willful dishonesty towards, fraud upon, or deliberate injury or attempted injury to the Corporation.


                                   ARTICLE X
                      EXPRESS POWERS OF BOARD OF DIRECTORS

                 SECTION 10.1. In furtherance of and not in limitation of the powers conferred by statute, the Corporation is expressly authorized, acting upon the authority of the Board of Directors and without the approval of the shareholders, to:





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                 (a)      Issue shares of any class or series as a share
dividend in respect of shares of the same class or series or any other class or series;

                 (b) Fix or change the number of directors, including an increase or decrease in the number of directors;

                 (c) Determine, establish or modify, in whole or in part, the preferences, limitations and relative rights of (i) any class of shares before the issuance of any shares of that class, or (ii) one or more series within a class before the issuance of any shares of that series, and in connection therewith, to amend these Articles, without shareholder action, to set forth such preferences, limitations and relative rights; and

                 (d) Determine, in accordance with law, the method by which vacancies occurring on the Board of Directors are to be filled;

                 (e) Designate capital gain allocation to holders of any series or all series of Preferred Stock, to holders of Common Stock, or both; provided, however, that any allocation among holders of any series or class of stock shall be pro rata among such holders in accordance with their ownership interests.

                 SECTION 10.2. The enumeration and definition of a particular power of the Board of Directors included in the foregoing section shall in no way be limited or restricted by reference or inference from the terms of any other clause of this or any other Article of these Articles of Incorporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the general laws of the State of Maryland now or hereinafter in force.

                                   ARTICLE XI
                                   AMENDMENTS

                 SECTION 11.1. Notwithstanding any of the provisions of these Articles or the Bylaws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles or the Bylaws of the Corporation) the affirmative vote of the holders of at least eighty percent (80%) of the Common Stock and, if any, the Preferred Stock entitled to vote, voting together as a single class, shall be required to repeal or amend any provision inconsistent with Article VIII, Article XI or Article XII.

                 SECTION 11.2. The Board of Directors reserves the right from time to time to amend, alter or repeal any provision contained in these Articles in the manner now or hereinafter prescribed by statute, and all rights conferred on shareholders herein are subject to this reservation.

                 SECTION 11.3. The affirmative vote of the holders of at least eighty percent (80%) of the Common Stock and, if any, the Preferred Stock entitled to vote, voting together as a single class, shall be required to repeal or amend any provision of the Bylaws of the Corporation;





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provided, however, that the Board of Directors may repeal or amend any provision of the Bylaws of the Corporation unless (i) the General Corporation Law of the State of Maryland reserves this power exclusively to the shareholders; or (ii) the shareholders, in amending or repealing a particular Bylaw, provide expressly that the Board of Directors may not amend or repeal that particular Bylaw.


                                  ARTICLE XII
                PROVISIONS FOR DEFINING, LIMITING AND REGULATING
                   CERTAIN POWERS OF THE CORPORATION AND THE
                      BOARD OF DIRECTORS AND SHAREHOLDERS

                 SECTION 12.1. In this Article XII, the following terms shall have the following meanings:

                          (1) "Acquire" shall mean the acquisition of Beneficial Ownership (or in the case of an Excluded Holder, Beneficial Ownership or Constructive Ownership) of shares of capital stock by any means including, without limitation, (i) the acquisition of direct ownership of Shares by any Person, including through the exercise of any option, warrant, pledge, other security interest or similar right to acquire shares, and (ii) the acquisition of indirect ownership of shares (taking into account the constructive ownership rules of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code) by a Person who is an individual within the meaning of Section 642(a)(2) of the Code, including, without limitation, through the acquisition by any Person of any option, warrant, pledge, security interest, or similar right to acquire shares.

                          (2) "Beneficial Ownership" shall mean, with respect to any Person, ownership of shares of capital stock equal to the sum of (i) the Shares directly owned by such Person and (ii) the Shares indirectly owned by such Person (if such Person is an "individual" as defined in section 542(a)(2) of the Code) taking into account constructive ownership determined under Section 544 of the Code, as modified by
                 Section 856(h)(1)(B) of the Code (except where expressly provided otherwise). The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

                          (3) "Common Stock Ownership Limit" shall mean 8.0% either in number of shares or value of the outstanding Common Stock of the Corporation.





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                          (4)     "Constructive Ownership" shall mean ownership
                 of shares of capital stock either directly by a Person or constructively by a Person through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owners," "Constructively Owns," and "Constructively Owned" shall have the correlative meanings.

                          (5) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

                          (6) "Excluded Holder" shall mean J. Donald Nichols, Elizabeth L. Nichols and members of their immediate family, and any other Person who is or would be either a Beneficial Owner or Constructive Owner of shares of capital stock as a result of the Beneficial Ownership or Constructive Ownership of shares of capital stock by either J. Donald Nichols or Elizabeth L. Nichols or whose ownership of shares of capital stock would cause either J. Donald Nichols or Elizabeth L. Nichols to be a Beneficial Owner or Constructive Owner of such shares of capital stock (collectively, the "Excluded Holders").

                          (7) "Excluded Holder Ownership Limit" shall mean 17.9% of the number of shares of Common Stock outstanding immediately after the Initial Public Offering and 17.9% of the number or value of any outstanding shares of Preferred Stock.

                          (8) "Initial Public Offering" means the first sale of stock by the Corporation in an underwritten public offering pursuant to the first effective registration statement for such stock filed under the Securities Act of 1933, as amended.

                          (9) "Market Price" shall mean the purchase price for any shares of capital stock and shall be equal to the fair market value of such stock reflected in (i) the closing sales price for the stock, if then listed on only one national securities exchange, or (ii) the average closing sales price of the stock if then listed on more than one national securities exchange or (iii) if the stock is not then listed on a national securities exchange, the latest bid quotation for the stock if then traded over-the-counter on the last business day immediately preceding the day on which notices of such Transfer are sent, or if no such closing sales prices or quotations are available, then the purchase price shall be equal to the net asset value of such stock as determined by the Board of Directors or a committee thereof, in accordance with the provisions of applicable law.





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                          (10)    "Permitted Transferee" shall mean a Person in
                 whose hands the Excess Shares held in Trust attributable to an intended transferee would not constitute Excess Shares.

                          (11)    "Person" shall mean an individual,
                 corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; but does not include an underwriter which participates in a public offering of capital stock for a period of 90 days following the purchase by such underwriter of the capital stock.

                          (12) "Preferred Stock Ownership Limit" shall mean 8.0% either in number of shares or value of the outstanding shares of Preferred Stock of the Corporation.

                          (13) "REIT" shall mean a "real estate investment trust" under Section 856 of the Code.

                          (14) "REIT Provisions of the Code" means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

                          (15)    "Redemption Price" shall mean the lower of
                 (i) the price paid by the purported transferee to Acquire shares of capital stock that are being redeemed or (ii) the fair market value of shares of the capital stock to be redeemed on the relevant date. The "fair market value is determined by (1) the closing sales price for the stock, if then listed on only one national securities exchange, or (2) the average closing sales price of the stock if then listed on more than one national securities exchange or (3) if the stock is not then listed on a national securities exchange, the latest bid quotation for the stock if then traded over-the-counter on the lat business day immediately preceding the day on which notices of such Transfer are sent, or if no such closing sales prices or quotations are available, then the "fair market value" shall be equal to the net asset value of such stock as determined by the Board of Directors





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                 or a committee thereof, in accordance with the provisions of applicable law.

                          (16) "Restriction Termination Date" shall mean the first day after the date of the closing of the Initial Public Offering on which the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on ownership and Transfers of shares of capital stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

                          (17) "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition that results in a change in the record or Beneficial Ownership of capital stock or the right to vote or receive dividends on capital stock (including without limitation (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of capital stock or the right to vote or receive dividends on capital stock or (ii) the sale, transfer, assignment or other disposition of any securities (or rights convertible into or exchangeable for capital stock, or the right to vote or receive dividends on capital stock)), whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise.

                 SECTION 12.2. During the period commencing on the date of the Initial Public Offering and prior to the Restriction Termination Date: (i) no Person (other than an Excluded Holder) shall Acquire any shares of capital stock if, as the result of such acquisition, such Person shall Beneficially Own shares of capital stock in excess of the Common Stock Ownership Limit or the Preferred Stock Ownership Limit; (ii) no Excluded Holder shall Acquire any shares of capital stock if, as a result of such acquisition, any Person who is an Excluded Holder shall Beneficially Own or Constructively Own shares of capital stock in excess of the Excluded Holder Ownership Limit; (iii) no Person shall Acquire any shares of capital stock if, as a result of such acquisition, the capital stock would be beneficially owned by less than 100 Persons (determined without reference to any rules of attribution); (iv) no Person shall Acquire any shares of capital stock if, as a result of such acquisition, the Corporation would be "closely held" within the meaning of Section 856(h) of the Code; and (v) no Person shall Acquire any shares of capital stock if, as a result of such acquisition the Corporation would own (directly or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code.





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                 SECTION 12.3.

                 (a) Any Transfer that, (1) if effective would result in a violation of the restrictions in Section 12.2 shall be void ab initio as to the Transfer of that number of shares of capital stock that would cause the violation of the applicable restriction in Section 12.2, and the intended transferee shall acquire no rights in such excess number of shares of capital stock.

                 (b) If the Board of Directors or a committee thereof shall at any time determine in good faith that (i) a purported Transfer or other event has taken place in violation of Section 12.2 of this Article XII or
(ii) a Person intends to Acquire or has attempted to Acquire Beneficial Ownership of any shares of capital stock that will result in a violation of
Section 12.2 of this Article XII (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer; provided, however, that any Transfer or attempted Transfer in violation of
Section 12.2 of this Article XII shall be void ab initio.

                 (c) Without limitation to Section 12.3 (a) and (b) of this Article XII, if at any time after the date of the closing of the Initial Public Offering and prior to the Restriction Termination Date, there is a purported transfer or other event such that one or more of the restrictions on Beneficial Ownership and Transfer of the Common Stock or Preferred Stock as described in Section 12.2 would have been violated, then the shares of Common Stock or Preferred Stock being Transferred (or, in the case of an event other than a Transfer, the shares of Common Stock or Preferred Stock Beneficially owned), which would cause one or more of such restrictions to be violated shall constitute "Excess Shares." "Excess Shares" shall have the following characteristics:

                          (1)     Excess Shares shall be deemed to have been
transferred to the Corporation as trustee (the "Trustee") of a trust (the "Trust") for the exclusive benefit of such Person or Persons to whom the Excess Shares shall later be transferred to pursuant to (2) below;

                          (2)     The Board of Directors shall, within ninety
(90) days after receiving notice of a purported Transfer that would violate this Article XII, shall (in its sole and absolute discretion) either (i) direct the purported transferee of such Excess Shares to sell all Excess Shares held in Trust to a Permitted Transferee (a) at a price that does not exceed the price paid by the intended transferees for the Excess Shares in connection with the Transfer (in the event Excess Shares are sold, whether or not the transaction in entered into through the facilities of the New York Stock Exchange (the "NYSE"), at a price that exceeds the price paid by the intended transferee, such excess will be payable to the Corporation upon the demand of the Corporation) or (b) if the Stock becomes Excess Shares in a transaction otherwise than for value (e.g., by gift, devise or descent), at a price that does not exceed the Market Price of the Corporation's stock on the date of the purported Transfer; or (ii) cause the Corporation to redeem such Excess Shares for the Redemption Price on such date within such ninety (90) day period as the Board of Directors may determine. If the Board of Directors directs the purported transferee to sell the





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Excess Shares to a Permitted Transferee, upon such sale, the excess Shares attributable to the intended transferee shall be removed from the Trust and transferred to the Permitted Transferee and shall no longer be Excess Shares, and the intended transferee's interest in the Trust shall be extinguished.

                          (3)     Excess Shares shall not have any voting
rights, and shall not be considered for the purpose of any shareholder vote or determining a quorum at the annual meeting or any special meeting of shareholders, but shall continue to be reflected as issued and outstanding capital stock of the Corporation.

                          (4)     No dividends or other distributions shall be
paid with respect to Excess Shares; any dividends paid in error to an intended transferee prior to the discovery by the Corporation that the intended transfer is void under this Article XII shall be repaid to the Corporation upon demand.

                 SECTION 12.4. Any Person who purports to Acquire or attempts or intends to Acquire capital stock in violation of Section 12.2 hereof shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such purported Transfer or attempted or intended Transfer on the Corporation's status as a REIT.

                 SECTION 12.5.

                 (a) Every shareholder of record of more than 5% (or such lower percentage as required by the Code or regulations promulgated thereunder) of the outstanding shares of the Common Stock or Preferred Stock shall, within 30 days after December 31 of each year, give written notice to the Corporation stating the name and address of such record shareholder, the number of shares Beneficially Owned by it, and a description of how such shares are held; provided, however, that a shareholder of record who holds outstanding shares as nominee for another person, which other person is required to include in gross income, for U.S. federal income tax purposes, the dividends received on such shares (an "Actual Owner"), shall give written notice to the Corporation stating the name and address of such Actual Owner and the number of shares of such Actual Owner with respect to which the shareholder of record is nominee;

                 (b) Every Actual Owner of more than 5% (or such lower percentage as required by the Code or regulations promulgated thereunder) of the outstanding shares of the Common Stock or Preferred Stock who is not a shareholder of record of the Corporation shall, within 30 days after December 31, of each year, give written notice to the Corporation stating the name and address of such Actual Owner, the number of shares Beneficially Owned, and a description of how such shares are held; and

                 (c) Each person who is a Beneficial Owner of shares of the Common stock or Preferred Stock and each Person (including the shareholder of record) who is holding shares for a Beneficial Owner shall provide to the Corporation such information as the Trust may request,





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

in good faith, in order to determine the Corporation's compliance with the REIT Provisions of the Code.

                 SECTION 12.6. Nothing contained in this Article XII, other than the provisions set forth in Section 12.10, shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its Shareholders in preserving the Corporation's status as a REIT.

                 SECTION 12.7. In the case of an ambiguity in the application of any of the provisions of this Article XII, including any definition contained in Section 12.1, the Board of Directors shall have the power to determine the application of the provisions of this Article XII with respect to any situation based on the facts known to it.

                 SECTION 12.8.

                 (a) Subject to Section 12.8(c), the Board of Directors, in its sole discretion, may exempt a Person from the Common Stock Ownership Limit (A) if such Person is not an individual for purposes of Section 542(a)(2) of the Code and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial Ownership of such Common Stock will violate the Common Stock Ownership Limit, (B) if such Person does not and represents that it will not own, directly or Constructively (by virtue of the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code), more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in a tenant of the Corporation (or any entity owned or controlled by the Corporation) and the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact, and (C) if such Person agrees that any violation of such representations or undertaking (or other action which is contrary to the restrictions contained in Section 12.2 of this Article
XII) or attempted violation will result in such Common Stock being held in trust for the benefit of the Corporation as provided in Section 12.3(c).

                 (b) Subject to Section 12.8(c), the Board of Directors, in its sole discretion, may exempt a Person from the Preferred Stock Ownership Limit (A) if such Person is not an individual for purposes of Section 542(a)(2) of the Code and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial Ownership of such shares of Preferred Stock will violate the Preferred Stock Ownership Limit, (B) if such Person does not and represents that it will not own, directly or Constructively (by virtue of the application of Section 318 of the Code, as modified by Section 856(d)(5) of the
Code) in a tenant of the Corporation (or any entity owned or controlled by the Corporation) and the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact, and (C) if such Person agrees that any violation of such representations or undertaking (or other action which is contrary to the restrictions contained in Section
12.2 of this Article XII) or attempted violation will result in such shares of Preferred Stock being held in trust for the benefit of the Corporation as provided in Section 12.3(c).

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                 (c)      Prior to granting any exception pursuant to Section
12.8(a) or Section 12.8(b) of this Article XII, the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT.

                 SECTION 12.9.

                 (a) Each certificate for Preferred Stock shall bear the following legend:

                 IF NECESSARY TO EFFECT COMPLIANCE BY THE CORPORATION WITH CERTAIN PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE PROHIBITED UPON THE TERMS AND CONDITIONS SET FORTH IN THE ARTICLES OF INCORPORATION AND BYLAWS OF THE CORPORATION. THE CORPORATION WILL FURNISH A COPY OF SUCH TERMS AND CONDITIONS TO THE REGISTERED HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE, TO ENABLE THE CORPORATION TO ENSURE THAT IT COMPLIES WITH THE PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND ANY PROPOSED TRANSFERENCE OF SUCH HOLDER SHALL, UPON DEMAND, DISCLOSE TO THE CORPORATION IN WRITING SUCH INFORMATION AS THE CORPORATION MAY DEEM NECESSARY FOR SUCH PURPOSES.

                 THE CORPORATION HAS THE AUTHORITY TO ISSUE STOCK OF MORE THAN ONE CLASS. THE CORPORATION WILL, ON REQUEST AND WITHOUT CHARGE, FURNISH A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

                 (b) Each certificate for Common Stock shall bear the following legend:

                 IF NECESSARY TO EFFECT COMPLIANCE BY THE CORPORATION WITH CERTAIN PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE PROHIBITED UPON THE TERMS AND CONDITIONS SET FORTH IN THE ARTICLES OF INCORPORATION AND BYLAWS OF THE CORPORATION. THE CORPORATION WILL FURNISH A COPY OF SUCH TERMS AND CONDITIONS TO THE REGISTERED HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE, TO ENABLE THE CORPORATION TO ENSURE THAT IT COMPLIES WITH THE PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND ANY PROPOSED TRANSFERENCE OF SUCH HOLDER SHALL, UPON DEMAND, DISCLOSE TO THE CORPORATION IN

WRITING SUCH INFORMATION AS THE CORPORATION MAY DEEM NECESSARY FOR SUCH
PURPOSES.

                 THE CORPORATION HAS THE AUTHORITY TO ISSUE STOCK OF MORE THAN ONE CLASS. THE CORPORATION WILL, ON REQUEST AND WITHOUT CHARGE, FURNISH A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

                 SECTION 12.10. Nothing in Article XII shall preclude the settlement of any transaction entered into through the facilities of the NYSE.


                                  ARTICLE XIII
                               PREEMPTIVE RIGHTS

                 The holders of stock of the Corporation shall have no preemptive or preferential right to subscribe for or purchase any stock or securities of the Corporation.


                                  ARTICLE XIV
                              PERPETUAL EXISTENCE

         The period of existence of the Corporation shall be perpetual.


                 THIRD: The foregoing restatement of the Charter has been approved by a majority of the entire board of directors.

                 FOURTH: The Charter is not amended by these Articles of Restatement.

                 FIFTH: The current address of the principal office of the Corporation in the State of Maryland is set forth in Article IV of the foregoing restatement of the Charter.

                 SIXTH: The name and address of the Corporation's current resident agent in the State of Maryland is set forth in Article V of the foregoing restatement of the Charter.

                 SEVENTH: The Bylaws of the Corporation provide that the number of directors of the Corporation shall not be less than three nor more than nine, as determined from time to time by the Board of Directors of the Corporation. The names of those currently in office are set forth in Article VII of the foregoing restatement of the Charter.

                 EIGHTH: The undersigned President acknowledges these Articles of Restatement to be the corporate act of the corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.





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

                 IN WITNESS WHEREOF, the Corporation has caused these Articles to be signed in its name and on its behalf by its President and attested to by its Secretary on the 5th day of November, 1996.

ATTEST:                                   JDN REALTY CORPORATION



/s/ William J. Kerley                     By:/s/ Elizabeth L. Nichols
-------------------------------              -----------------------------
William J. Kerley, Secretary                 Elizabeth L. Nichols, President





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